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1 Certain statements contained in this presentation are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements which may be identified by the use of such words as “believe,” “expect,” “anticipate,” “intend,” “should,” “could,” “planned,” “estimated,” “potential” and similar terms and phrases. Forward-looking statements are subject to risks and uncertainties, including, but limited to, those related to the economic environment, particularly in the market areas in which Carver Bancorp, Inc. (the “Company”) and Carver Federal Savings Bank (the “Bank”) operates competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity. The Company wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company’s financial performance and could cause the actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company and the Bank undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made. Forward Looking Statements

2 Agenda Overview Review of Financial Performance: FY12 - FY13 YTD Near Term Focus and Opportunities Ahead Questions and Answers

3  Last year we noted that fiscal years 2010 to date have been among the most challenging in the Company’s history, consistent with the global recession and restructuring of the banking industry  The financial and operating impact on Carver has been severe. We have therefore taken aggressive actions to address these threats, including: – Deleveraging our balance sheet and exiting construction lending – Developing and implementing an aggressive strategy to reduce troubled loans – Strengthening independent credit evaluation, risk management and managerial oversight – Raising $55 million in new equity capital  We are also investing to build a new future for Carver, including rebuilding our new business team and product innovation Overview

4  Carver was severely impacted by poor economic conditions as its core business had historically been real estate lending, including affordable housing construction participations  The Company generated its first operating loss in FY10, after seven profitable years, and losses continued through the first quarter of FY13. These losses resulted from: – Increased provisions for loan losses – Write downs and charge offs of loans, as property values declined and defaults increased – Investment in managing asset quality resolution and heightened regulatory requirements, following imposition of a Cease and Desist Order  The Company’s stock price has declined to historic lows Overview

5 Agenda Overview Review of Financial Performance: FY12 - FY13 YTD Near Term Focus and Opportunities Ahead Questions and Answers

6  Despite this challenging backdrop, as of June 30, 2012: – The Company maintained a favorable net interest margin of 3.08% – The Company maintained Tier 1 Capital Ratio of 9.72% – Net loss declined over 90% year over year – Construction loans declined to 2.2% of total loans compared to 22.5% two years ago  Through our subsidiary Carver CDC, Carver has been awarded three New Markets Tax Credit allocations, based on our lending in highly distressed communities. FY12’s $25MM allocation will generate $1.25MM in fee income - Importantly, these investments leveraged more than $300 million of additional private capital in Low and Moderate Income Communities  Carver Community Cash was successfully launched in the first quarter of FY12, generating substantial incremental revenue  However, regulatory and credit costs remain high and overall revenues have been negatively impacted by margin compression and limited loan growth Review of FY12 – FY13 Milestones

7 $ in millions, except per share data Net Income & Earnings per Share As reported in public disclosures. ($6.1) ($0.4) -$10.0 -$5.0 $0.0 2011 2012 $2.1 $4.0 ($7.0) ($1.0) ($40.0) ($23.0) ($50.0) ($40.0) ($30.0) ($20.0) ($10.0) $0.0 $10.0 2007 2008 2009 2010 2011 2012 Three Months Ended June 30 2011 vs. 2012 $12.15 $23.25 ($43.05) ($11.85) ($242.25) ($14.26) ($300.00) ($250.00) ($200.00) ($150.00) ($100.00) ($50.00) $0.00 $50.00 2007 2008 2009 2010 2011 2012 ($37.65) ($0.10) -$40.00 -$30.00 -$20.00 -$10.00 $0.00 2011 2012 EPS Net Income Three Months Ended June 30 2011 vs. 2012

8 Total Net Loans, Deposits and Assets $ in millions As reported in public disclosures. $580 $627 $634 $658 $557 $393 $371 $615 $655 $603 $603 $561 $533 $514 $740 $796 $791 $806 $709 $641 $645 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2007 2008 2009 2010 2011 2012 1st Qtr June 2012 Net Loans Total Deposits Total Assets

9 Source: Company Documents. Loan Portfolio Composition Loan Portfolio Comparison Commercial R.E. 70.2% Residential R.E. 16.9% Construction 2.2% Commerical & Industrial 10.6% Consumer & Other 0.1% June 30, 2012 Commercial R.E. 69.0% Residential R.E. 13.2% Construction 22.5% Commerical & Industrial 9.0% Consumer & Other 0.3% March 31, 2009

10 Credit Indicators $ in millions As reported in public disclosures. $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 FY 07 FY 08 FY 09 FY 10 FY 11 FY 12 1st Qtr FY 13 Net Charge-offs Non Perf. Loans Loan Loss Reserves

11 Net Interest Margin and Efficiency Ratio 3.44% 3.62% 3.55% 3.92% 3.81% 3.39% 3.1% 3.2% 3.3% 3.4% 3.5% 3.6% 3.7% 3.8% 3.9% 4.0% 2007 2008 2009 2010 2011 2012 3.05% 3.08% -0.5% 0.5% 1.5% 2.5% 3.5% 4.5% 2011 2012 Three Mos Ended June 30 2011 vs. 2012 94.98% 89.68% 102.59% 88.54% 90.15% 131.43% 0% 20% 40% 60% 80% 100% 120% 140% 2007 2008 2009 2010 2011 2012 114.50% 114.96% 0% 20% 40% 60% 80% 100% 120% 2011 2012 Net Interest Margin Efficiency Ratio Three Mos Ended June 30 2011 vs. 2012

12 Agenda Overview Review of Financial Performance: FY12 - FY13 YTD Near Term Focus and Opportunities Ahead Questions and Answers

13  Economic conditions in our markets continue to be fragile. This reality and regulatory tightening are likely to continue to: – Constrain growth – Stress credit quality – Require continuation of heightened costs (credit management, FDIC premiums)  Carver will focus on accelerating: – Resolution of troubled loans – Diversification and growth of additional sources of revenue  We will therefore continue to invest in efficient and effective oversight and operations – Hired Chief Revenue Officer to focus Retail, Lending and Operations teams on joint calling strategy and service delivery – Hired new Chief Lending Officer with refocused product strategy – Investing in infrastructure including new core technology platform Building a New Future

14 Priority #1: Normalize Credit Quality

15 Normalize Credit Quality  The Loan Workout Team continues to make progress in addressing Carver’s troubled loans – In April 2011, Carver hired an executive with extensive legal and loan workout experience to accelerate progress in resolving troubled loans – The Loan Workout Team has closely monitored all troubled loans to aggressively implement its comprehensive loan workout strategies  Reductions in Total Delinquencies and Non-Performing Assets – As illustrated by the following charts, Carver has been successful in reducing its level of delinquent and other problem loans – Total delinquencies have decreased 65% from $136.1 million at March 31, 2011 to $47.7 million at June 30, 2012 – Non-performing assets have decreased 46% from $133.5 million as of June 30, 2011 to $71.8 million as of June 30, 2012 – We expect this downward trend to continue throughout the fiscal year

16 0 20 40 60 80 100 120 140 160 4Q2011 1Q2012 2Q2012 3Q2012 4Q2012 1Q2013 M ill io n s o f D o ll a rs Total Loan Delinquencies

17 0 20 40 60 80 100 120 140 160 4Q2011 1Q2012 2Q2012 3Q2012 4Q2012 1Q2013 M ill io n s o f D o ll a rs Total Non-Performing Assets

18 Priority #2: Increase Revenues

19 Retail Banking

20 Growth In Core Revenues  Increased Core Deposits by $54 million, a 25% increase above prior year  Acquired 6,200 accounts, a 25% increase above prior year  Developed Carver Community Cash, our product line for the Unbanked, and integrated it across the branch network. In the first year of operation,14,000 customers utilized these products and services 2,700 12,000 13,000 14,000 17,000 - 5,000 10,000 15,000 20,000 Q 6/30/11 Q 9/30/11 Q 12/31/11 Q 3/31/12 Q 6/30/12 Carver Community Cash Transaction Growth

21  Began developing partnerships with large community employers to provide onsite delivery of Carver Community Cash products and services PLUS access to financial literacy  Provided cost savings and nationwide access to 37,000 surcharge free ATMs to ATM and debit card holders . Expanded Access Via Nationwide ATM Network

22  Launching first branch in East Harlem this fall in the Pathmark Supermarket at 125th Street and Lexington Avenue – Represents our first entry into the East Harlem Community, one of the world’s largest Spanish-speaking communities Expand Access Via Branch Expansion

23  Increasing distribution of Carver Community Cash via self service kiosks in Carver ATM centers, Pathmark Supermarket branches, and initial pilot in selected affordable housing developments Expanding Innovative Products and Delivery Channels

24 Lending

25 Priority 2: Grow Revenues: Rebuild Lending Capacity  Carver is making progress in rebuilding its Lending Department with a broader product platform and lenders experienced in loan categories central to our communities: – Small business and commercial loans, including SBA 504 and 7A – Non-profit financing – Owner-occupied real estate – Multi-family residences – MWBE capital access (The Metropolitan Transportation Authority) – 1-4 family mortgages  To date we have: – Recruited a new Chief Lending Officer – Expanded the Commercial Lending Team – Identified additional products and services that meet the expanding needs of our customers  We are also pursuing purchases of loan portfolios

26 Carver Community Development Corp.

27 Carver Community Development Corp. : Bringing Capital to Our Community Caver Community Development Corporation (CCDC) was established in 2005 to formalize Carver’s community engagement and to provide a vehicle for private investment in Low and Moderate Income neighborhoods via federal New Markets Tax Credit (NMTC). LEVERAGING COMMUNITY IMPACT Carver, through CCDC, has been awarded three NMTC allocations totaling $149 million, including $25 million in NMTC received in FY 2012. The upfront fee income generated by sale of the $25 million in NMTC is $1.25 million.  CCDC has leveraged these credits to invest over $300 million in private and public capital in low income communities  This capital has been invested in projects in developments including schools, early childhood development centers, supermarkets providing fresh food, affordable housing and community facilities spaces for non-profit and small business tenants  CCDC used NMTCs to help create over 1600 temporary and over 650 permanent jobs in these Low Income neighborhoods  CCDC and Carver worked with several of our large institutional shareholders on NMTC transactions including

28 Project Profile Brownsville Ascend Charter School (Brownsville Brooklyn, NY) Developer/Sponsor: POKO Partners / Conway Capital Project Type: Mixed Use (Retail, Charter School) Total Development Costs: $43.0 MM Carver’s Commitment: $13.2 MM Carver’s Impact: The neighborhood currently suffers from:  41.5% poverty rate  22.5% Unemployment Rate  39.0% Average Family Income Ratio The project will create:  120 permanent retail jobs  Up to 90 education jobs The building will have number of green features :  Compliance with NY-CHPS standards (similar to LEED)  Solar panels that will reduce operating costs to the building’s tenants. Investor Partners: Goldman Sachs, Seedco, Non- Profit Finance Fund Location: Occupies the entire block bounded by Pitkin Avenue to the south, Saratoga Avenue to the east, East New York Avenue to the north and Legion Street to the west. Project Specifications:  105,000 sq ft of charter school space  60,000 sq ft of retail space.

29 Project Profile 4469 Broadway (Washington Heights, NY) Developer/Sponsor: Jackson Development Project Type: Mixed Use Total Development Costs: $36.4 MM Carver’s Commitment: $12.5 MM Carver’s Impact: This neighborhood currently suffers from:  30.6% poverty rate  12% unemployment rate  54.6% median family income ratio The project will create:  135 construction and 50 permanent jobs  Child development services and medical services to more than 300 families in the surrounding area Tenants include:  Columbia University’s Headstart  Deal’s bargain store  Medical offices Investor Partners: Citibank, NCIF, Greenline Ventures Location: 192nd Street and Broadway Project Specifications:  13,500 SF of community space  8,500 SF of retail  85 residential units, 100% of which will be reserved for workforce housing or low income families

30 Project Profile Halsey Street Teacher Village (Newark, NJ) Developer/Sponsor: RBH Group Project Type: Mixed Use Total Development Costs: $74 MM Carver’s Commitment: $12.5 MM Carver’s Impact: This neighborhood currently suffers from:  36% poverty rate  14.7% unemployment rate  31.6% median family income ratio The Project will create:  919 construction, 652 permanent jobs, and over 90 teaching jobs  An active pedestrian community of diverse local and national retailers with low-rise modern apartment buildings for teachers, and new state-of-the-art space for the relocation and expansion of three local charter schools. Investor Partners: Goldman Sachs, NCIF, AFL- CIO, Brick City Development, State of New Jersey Location: Located on both sides of Halsey Street, in the new SoMa Newark neighborhood. Project Specifications:  106,000 SF of charter school space  87,000 SF of ground floor retail space  325,000 rentable residential SF in 353 units that will house teachers and staff

31 CCDC: Increasing Financial Literacy and Savings CCDC partnered with city wide agencies and non-profits to deliver free financial literacy classes and tax preparation for low income, unbanked and underbanked individuals CCDC’s Strategic Partners included: - Food Bank of New York - Coalition for Debtor Education - New York City Office of Financial Empowerment (Department of Consumer Affairs) - Bed-Stuy Restoration CCDC and FoodBank’s collaboration at Carver’s 145th Street Financial Literacy Center and its Bed-Stuy Branch resulted in: – Preparation of 11,091 tax returns – Generation of over $24.7 million in tax refunds – Generation of over $11.8 million in Earned Income Tax Credits – $ 893, 711 in Carver deposits CCDC’S collaboration with the Coalition for Debtor Education resulted in over 500 individuals receiving free financial education classes.

32 CCDC: Increasing Financial Literacy and Savings Carver sponsored free financial seminars, workshops and one-on-one counseling with our partners, Coalition for Debtor Education, Minisink Townhouse, NYC Mission society and Big Head Books. Carver counseled over 500 individuals and opened 65 youth accounts in FY12.

33 Agenda Overview Review of Financial Performance: FY12 - FY13 YTD Near Term Focus and Opportunities Ahead Questions and Answers

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